UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

MONTEREY GOURMET FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22534-LA	77-0227341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1528 Moffett Street Salinas, California 93905
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 753-6262

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On February 10, 2005, Monterey Gourmet Foods, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its fourth fiscal quarter ended December 26, 2004 and for its fiscal year ended December 26, 2004. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	February 10, 2005 Press Release by Monterey Gourmet Foods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTEREY PASTA COMPANY

Date: February 14, 2005	By:	/s/ Scott Wheeler
Scott Wheeler
Chief Financial Officer